UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021

APARTMENT INCOME REIT CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-39686	84-1299717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1700
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 757-8101

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Income REIT Corp. Class A Common Stock	AIRC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. Results of Operations and Financial Condition.

Apartment Income REIT Corp. (“AIR”), furnishes herewith as Exhibit 99.1 its third quarter 2021 earnings release dated October 28, 2021. AIR will hold its third quarter 2021 earnings conference call on October 29, 2021, at 1:00 p.m. Eastern time. You may join the conference call through an internet webcast accessed through AIR’s website at investors.aircommunities.com. Alternatively, you may join the conference call by telephone by dialing 844-200-6205, or 929-526-1599 for international callers, and using passcode 076655. If you wish to participate, please call approximately five minutes before the conference call is scheduled to begin.

If you are unable to join the live conference call, you may access the replay until November 26, 2021, by dialing 866-813-9403, or 204-525-0658 for international callers, and using passcode 838944, or you may access the audiocast replay on AIR’s website at investors.aircommunities.com.

The full text of the earnings release and supplemental schedules are available through AIR’s website at investors.aircommunities.com. The information contained on AIR’s website is not incorporated by reference herein.

ITEM 8.01. Other Events.

In October 2021, AIR entered into a joint venture with an affiliate of Blackstone to sell, for approximately $408 million, an 80% interest in three multi-family properties with 1,748 units located in Virginia. AIR is the general partner with 20% ownership, and earns various fees for providing property management and corporate services. Citigroup Global Markets Inc. served as AIR’s exclusive financial advisor in connection with the joint venture.

ITEM 9.01. Financial Statements and Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Description
99.1	Third Quarter 2021 Earnings Release dated October 28, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APARTMENT INCOME REIT CORP.

Dated:	October 28, 2021	/s/ Paul Beldin
Paul Beldin Executive Vice President and Chief Financial Officer